--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) August 3, 2000


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



                     0-19285                            88-0228636

                (Commission File Number)   (IRS Employer Identification No.)


         15880 N. Greenway-Hayden Loop, Suite 100
                    Scottsdale, Arizona                       85260
         (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700


                                 Not Applicable
          (Former name or former address, if changed since last report)



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7

Item 5.       Other Events

--------------------------------------------------------------------------------
On August 3, 2000 Allied Waste Industries, Inc. (the "Company" or "Allied") issued a press release announcing its financial results for the three and six months ended June 30, 2000. The press release along with unaudited supplemental data is provided herein.
--------------------------------------------------------------------------------

Contact:  Investor Relations
           480-627-2700


                                                          FOR IMMEDIATE RELEASE

               ALLIED WASTE ANNOUNCES SECOND QUARTER 2000 RESULTS

Scottsdale, AZ - August 3, 2000 - Allied Waste Industries, Inc. (NYSE: AW) today announced financial results for the second quarter of 2000. The company highlighted the following second quarter information:

|X| Revenues were approximately $1.46 billion and EBITDA adjusted for acquisition-related costs was $507.0 million; |X| Adjusted free cash flow was $145 million; |X| Adjusted EPS was $0.23 and adjusted cash EPS was $0.42; |X| Internal growth of 6% reflects continuing healthy industry fundamentals; |X| Debt was reduced by $176.3 million in the second quarter to approximately $9.97 billion.

For the second quarter ended June 30, 2000, EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted for acquisition-related costs, was $507.0 million. Adjusted net income available to common shareholders was $43.0 million, or $0.23 per share, on revenues of $1.46 billion. The adjusted results for the second quarter ended June 30, 2000 exclude the effects of acquisition-related costs; these charges decreased earnings per share by $0.07 in the second quarter. Adjusted cash EPS (adjusted earnings per share plus after-tax goodwill amortization and less after-tax capitalized interest) was $0.42.

For the six months ended June 30, 2000 EBITDA adjusted for acquisition-related costs was $969.2 million on revenues of $2.84 billion. Adjusted net income available to common shareholders was $70.9 million or $0.37 per share and adjusted cash EPS was $0.77.

Consistent with its reporting of prior quarterly results since the acquisition of BFI, Allied Waste has not provided June 30, 1999 historical results of operations for comparison as such comparisons are not meaningful due to the magnitude and financial structure of the BFI acquisition, which was completed on July 30, 1999.

"We are pleased with the strong operational and financial results for the second quarter as we continue to supply our shareholders with greater visibility to the strength of this Company's operations and cash flow," said Tom Van Weelden, Chairman and CEO of Allied Waste. "Internal growth remains solid, reflecting the continued positive fundamentals of the industry, while our debt continues to decline in accordance with our plan."

Commentary on Free Cash Flow
Free cash flow for the quarter ended June 30, 2000 was $145 million. Free cash flow is defined as adjusted EBITDA plus other non-cash expenses, less cash interest, cash taxes, closure, post-closure and environmental expenditures, capital expenditures (other than for acquisitions) and changes in non-acquisition related working capital. Days sales outstanding in accounts receivable (DSO) decreased during the second quarter to 53 days from 55 days reported for the first quarter of 2000 reflecting the company's continuing progress in managing cash flow.

Divestiture and Swap Program Update
As of June 30, 2000, Allied Waste has substantially completed its divestiture program initiated at the time of the acquisition of BFI resulting in net proceeds of approximately $1.3 billion. The few remaining transactions should allow the company to achieve its goal of $1.6 billion in net proceeds by December 2000.

Balance Sheet Information
During the second quarter, total debt decreased by $176.3 million to approximately $9.97 billion at June 30, 2000, after consideration of market development and divestiture activity during the period. Capacity on the Company's revolving credit facility was approximately $545 million at June 30, 2000. The Company's Tranche D Term Loan balance was approximately $123 million at June 30, 2000.

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of June 30, 2000, the Company operated 350 collection companies, 152 transfer stations, 163 landfills and 87 recycling facilities in 42 states.

Safe Harbor for Forward-Looking Statements
Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as the Company "believes," "anticipates," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are forward-looking statements.

Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Examples of such risks and uncertainties include, without limitation the ability of Allied to continue its vertical integration business strategy in a successful manner; the ability of Allied to successfully pursue and continue a disciplined market development program, the ability of Allied to successfully integrate the acquired operations, to exit certain regional markets and certain non-strategic businesses, whether and when the recent transactions concluded or completed will be accretive to Allied's earnings, the amount of consideration to be paid and timing of the closing of potential transactions currently under definitive agreement, and whether Allied will be successful in negotiating asset sales at a pace sufficient to achieve the Company's stated goal.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 1999. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.




                          ALLIED WASTE INDUSTRIES, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                  (amounts in thousands, except per share data)
                                   (unaudited)

                                                                             For the Three Months Ended
                                                                                    June 30, 2000
                                                        ----------------------------------------------------------------------
                                                                                                                     % of
                                                          Reported         Adjustments(1)       As Adjusted        Revenue
                                                        -------------     -----------------    ---------------   -------------
Revenue............................................     $  1,461,854      $            --      $  1,461,854          100.0%
Cost of operations.................................          850,121                   --           850,121          58.2
Sales, general and administrative expenses.........          104,697                   --           104,697           7.2
Depreciation and amortization......................          114,984                   --           114,984           7.9
Goodwill amortization..............................           54,644                   --            54,644           3.7
                                                        -------------     -----------------    ---------------
  Operating income before acquisition related
    costs..........................................          337,408                   --           337,408          23.1
Acquisition related costs..........................           20,877              (20,877)               --
                                                        -------------     -----------------    ---------------
  Operating income.................................          316,531               20,877           337,408          23.1
Equity in earnings of unconsolidated
  subsidiaries.....................................         (14,290)                   --           (14,290)         (1.0)
Interest expense, net..............................          219,956                   --           219,956          15.0
                                                        -------------     -----------------    ---------------
  Net income before income taxes...................          110,865               20,877           131,742           9.0
Income tax provision...............................           61,981                8,691            70,672           4.8
Minority interest..................................            1,188                   --             1,188           0.1
                                                        -------------     -----------------    ---------------
  Net income.......................................           47,696               12,186            59,882           4.1
Preferred dividends(2).............................           16,879                   --            16,879           1.2
                                                        -------------     -----------------    ---------------
  Net income to common shareholders................     $     30,817      $        12,186      $     43,003           2.9
                                                        =============     =================    ===============

Income per common share............................     $       0.16                           $       0.23
                                                        =============                          ===============

Cash income per common share(3)....................     $       0.37                           $       0.42
                                                        =============                          ===============

Weighted average common and common
  equivalent shares................................          190,449                                190,449
                                                        =============                          ===============

------------------------------------------------------------------------------------------------------------------------------------

EBITDA                                                  $    486,159                           $    507,036           34.7%

------------------------------------------------------------------------------------------------------------------------------------

(1)  Adjustments remove the effects of the acquisition-related  costs, primarily
     associated  with  the  acquisition  of  Browning-Ferris   Industries,  Inc.
     ("BFI").

(2) Preferred dividends reflect the 6.5% dividends related to the $1 billion Series A Senior Convertible Preferred Stock issued in connection with the acquisition of BFI.

(3) Cash income per common share adjusts income per common share to remove the impact of tax effected goodwill amortization and tax effected capitalized interest.




                          ALLIED WASTE INDUSTRIES, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                  (amounts in thousands, except per share data)
                                   (unaudited)

                                                                              For the Six Months Ended
                                                                                    June 30, 2000
                                                        ----------------------------------------------------------------------
                                                                                                                     % of
                                                          Reported         Adjustments(1)       As Adjusted        Revenue
                                                        -------------     -----------------    ---------------   -------------
Revenue............................................     $  2,840,147      $            --      $  2,840,147          100.0%
Cost of operations.................................        1,660,077                   --         1,660,077          58.5
Sales, general and administrative expenses.........          210,859                   --           210,859           7.4
Depreciation and amortization......................          226,581                   --           226,581           8.0
Goodwill amortization..............................          108,658                   --           108,658           3.8
                                                        -------------     -----------------    ---------------
  Operating income before acquisition related
   costs...........................................          633,972                   --           633,972          22.3
Acquisition related costs..........................           56,926              (56,926)               --
                                                        -------------     -----------------    ---------------
  Operating income.................................          577,046               56,926           633,972          22.3
Equity in earnings of unconsolidated
  subsidiaries.....................................         (27,787)                   --           (27,787)         (1.0)
Interest expense, net..............................          433,759                   --           433,759          15.3
                                                        -------------     -----------------    ---------------
  Net income before income taxes...................          171,074               56,926           228,000           8.0
Income tax provision...............................           95,642               25,189           120,831           4.3
Minority interest..................................            2,779                   --             2,779           0.1
                                                        -------------     -----------------    ---------------
  Net income before extraordinary loss.............           72,653               31,737           104,390           3.7
Extraordinary loss, net of income tax benefit(2)...            6,484               (6,484)               --
                                                        -------------     -----------------    ---------------
  Net income.......................................           66,169               38,221           104,390           3.7
Preferred dividends(3).............................           33,489                   --            33,489           1.2
                                                        -------------     -----------------    ---------------
  Net income to common shareholders................     $     32,680      $        38,221      $     70,901           2.5
                                                        =============     =================    ===============

Income per common share............................     $       0.17                           $       0.37
                                                        =============                          ===============

Cash income per common share(4)....................     $       0.64                           $       0.77
                                                        =============                          ===============

Weighted average common and common
  equivalent shares................................          189,895                                189,895
                                                        =============                          ===============

------------------------------------------------------------------------------------------------------------------------------------

EBITDA                                                  $    912,285                           $    969,211           34.1%

------------------------------------------------------------------------------------------------------------------------------------

(1)  Adjustments remove the effects of the acquisition-related  costs, primarily
     associated  with  the  acquisition  of  Browning-Ferris   Industries,  Inc.
     ("BFI").

(2) Extraordinary loss reflects the write-off of deferred debt issuance costs in connection with the early extinguishment of the Asset Sale Term Loan.

(3) Preferred dividends reflect the 6.5% dividends related to the $1 billion Series A Senior Convertible Preferred Stock issued in connection with the acquisition of BFI.

(4) Cash income per common share adjusts income per common share to remove the impact of tax effected goodwill amortization and tax effected capitalized interest.





                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
                          Statement of Cash Flows Data
                        (amounts in thousands, unaudited)


                                                                                                        Three Months Ended
                                                                                                          June 30, 2000
                                                                                                  -------------------------
Operating Activities --
  Net income.....................................................................................       $          47,696
  Adjustments to reconcile net income to cash provided by operating activities --
  Provisions for:
    Depreciation and amortization................................................................                 169,628
    Undistributed earnings of equity investment in unconsolidated subsidiaries...................                 (12,217)
    Doubtful accounts............................................................................                   3,044
    Accretion of debt and amortization of debt issuance costs....................................                  10,814
    Deferred income taxes........................................................................                  33,524
    Gain on sale of assets.......................................................................                  (2,388)
  Change in operating assets and liabilities, excluding the effects of purchase acquisitions --
    Accounts receivable, prepaid expenses, inventories and other.................................                 (79,041)
    Accounts payable, accrued liabilities, unearned income and other.............................                  69,209
    Acquisition related accruals.................................................................                 (33,839)
  Closure and post-closure provision.............................................................                  15,943
  Closure and post-closure expenditures..........................................................                 (18,232)
  Environmental expenditures.....................................................................                  (8,728)
                                                                                                      ------------------------
Cash provided by operating activities............................................................                 195,413
                                                                                                      ------------------------

Investing Activities --
    Cost of market development acquisitions, net of cash acquired................................                 (23,205)
    Proceeds from divestitures, net of swap activity.............................................                 178,249
    Accruals for acquisition price and severance costs...........................................                  (6,404)
    Net repayment from unconsolidated subsidiaries...............................................                  10,902
    Capital expenditures, other than for acquisitions............................................                 (93,601)
    Capitalized interest.........................................................................                 (10,962)
    Proceeds from sale of fixed assets...........................................................                   6,819
    Change in deferred acquisition costs and notes receivable....................................                  (4,202)
                                                                                                      ------------------------
Cash provided by investing activities                                                                              57,596
                                                                                                      ------------------------

Financing Activities --
    Proceeds from long-term debt, net of issuance costs..........................................                 428,000
    Payments of long-term debt...................................................................                (605,585)
                                                                                                      ------------------------
Cash used for financing activities...............................................................                (177,585)
                                                                                                      ------------------------

Increase in cash and cash equivalents............................................................                  75,424
Cash and cash equivalents, beginning of period...................................................                  63,782
                                                                                                      ------------------------
Cash and cash equivalents, end of period.........................................................       $         139,206
                                                                                                      ========================






                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
                               Balance Sheet Data
            (amounts in thousands, except per share data, unaudited)

                                                                                                            June 30, 2000
                                                                                                        ----------------------
ASSETS
  Current Assets --
  Cash and cash equivalents.........................................................................      $       139,206
  Accounts receivable, net of allowance of $45,911..................................................              860,675
  Prepaid and other current assets..................................................................              239,928
  Deferred income taxes, net........................................................................              102,478
                                                                                                        ----------------------
    Total current assets............................................................................            1,342,287
  Property and equipment, net.......................................................................            3,860,981
  Goodwill, net.....................................................................................            8,660,479
  Other assets......................................................................................              725,071
                                                                                                        ----------------------
    Total assets....................................................................................      $    14,588,818
                                                                                                        ======================



LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities --
  Current portion of long-term debt.................................................................      $       117,693
  Accounts payable..................................................................................              447,809
  Accrued closure, post-closure and environmental costs.............................................              154,076
  Accrued interest..................................................................................              172,758
  Other accrued liabilities.........................................................................              561,562
  Unearned revenue..................................................................................              229,891
                                                                                                        ----------------------
    Total current liabilities.......................................................................            1,683,789
  Long-term debt, less current portion..............................................................            9,854,586
  Deferred income taxes.............................................................................              156,066
  Accrued closure, post-closure and environmental costs.............................................              867,456
  Other long-term obligations.......................................................................              320,176
  Commitments and contingencies
  Series A Senior convertible preferred stock, 1,000 shares authorized, issued and
    outstanding, liquidation preference of $1,061 per share.........................................            1,034,870
  Stockholders' equity..............................................................................              671,875
                                                                                                        ----------------------
    Total liabilities and stockholders' equity......................................................      $    14,588,818
                                                                                                        ======================




                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
          (amounts in thousands, except per share data and percentages)
                                   (unaudited)


Statement of Operations Data:
                                                                                    Three Months              Six Months
                                                                                       Ended                    Ended
                                                                                   June 30, 2000            June 30, 2000
                                                                                ---------------------    ---------------------
Revenues --
  Gross revenue.........................................................        $       1,754,441        $       3,396,328
  Less intercompany revenue.............................................                 (292,587)                (556,181)
                                                                                ---------------------    ---------------------
    Revenue.............................................................        $       1,461,854        $       2,840,147
                                                                                =====================    =====================

Revenue Mix --
  Collection(1).........................................................                    61.1%                    62.1%
  Landfill(1)...........................................................                    23.3%                    22.7%
  Transfer..............................................................                     5.1%                     4.7%
  Recycling.............................................................                     6.7%                     6.6%
  Other.................................................................                     3.8%                     3.9%
                                                                                =====================    =====================
    Total...............................................................                    100.0%                   100.0%
                                                                                =====================    =====================

Internalization Based on Disposal Volumes...............................                     63.0%                   62.0%
                                                                                =====================    =====================

Landfill Volumes in Tons................................................                   16,908                   32,870
                                                                                =====================    =====================

Internal Growth (year over year)........................................                      6.0%                    6.0%
                                                                                =====================    =====================

Interest Expense --
  Interest expense, gross...............................................        $         227,361        $         457,684
  Interest capitalized for assets held for sale.........................                   (6,518)                 (24,401)
  Interest income.......................................................                     (739)                  (1,342)
  Capitalized interest for development projects.........................                  (10,962)                 (21,029)
  Amortization of debt discount and debt issuance costs.................                   10,814                   22,847
                                                                                ---------------------    ---------------------
    Net interest expense................................................        $         219,956        $         433,759
                                                                                =====================    =====================

Cash EPS --
  Adjusted net income...................................................        $          59,882        $         104,390
  Add:      Non-deductible goodwill amortization........................                   42,759                   85,572
            Deductible goodwill amortization, net of taxes at 39.5%.....                    7,190                   13,967
              Less: Capitalized interest, net of taxes at 39.5%.........                   (6,632)                 (12,723)
                                                                                ---------------------    ---------------------
  Adjusted net income for cash EPS......................................        $         103,199        $         191,206
                                                                                =====================    =====================

  Weighted average common and common equivalent shares --
            Diluted(2)..................................................                  248,461                  247,445
                                                                                =====================    =====================

            Cash EPS - Diluted..........................................        $             0.42       $             0.77
                                                                                =====================    =====================

(1) The portion of collection revenues attributable to disposal charges for waste collected by the Company and disposed at the Company's landfills has been excluded from collection revenues and included in landfill revenues.

(2) Includes the dilutive impact of the conversion of 58,012 and 57,550 shares of Series A Senior convertible preferred stock in addition to the 190,449 and 189,895 of weighted average common shares for the three and six months ended June 30, 2000, respectively.




                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
                             (amounts in thousands)
                                   (unaudited)

                                                                                    Three Months              Six Months
                                                                                        Ended                   Ended
                                                                                    June 30, 2000           June 30, 2000
                                                                                 --------------------    ---------------------
Market Development Excluding Swap Activity --
  Annualized revenue acquired................................................    $           9,393       $         163,261
  Annualized revenue acquired (after intercompany eliminations)..............                9,393                 149,650

Summary of Acquisition Related Costs --
  Transition costs...........................................................    $          17,286       $          42,720
  Net adjustments to BFI related accruals....................................                6,599                  17,214
  Reversal of acquisition related accruals...................................              (3,008)                 (3,008)
                                                                                 --------------------    ---------------------
             Total reported acquisition related costs........................    $          20,877       $          56,926
                                                                                 ====================    =====================

Capital Expenditures --
  Fixed asset purchases......................................................    $          48,724       $         113,693
  Cell development...........................................................               44,877                  69,383
                                                                                 --------------------    ---------------------
             Total...........................................................    $          93,601       $         183,076
                                                                                 ====================    =====================




Estimate of Remaining 2000 Transition Costs --
  Estimate of remaining 2000 transition costs at December 31, 1999...............................        $         115,000
  Transition costs incurred during the three months ended March 31, 2000.........................                  (25,434)
  Transition costs incurred during the three months ended June 30, 2000..........................                  (17,286)
  Reduction of estimated remaining 2000 transition costs.........................................                  (19,280)
                                                                                                         ---------------------
  Estimated remaining 2000 transition costs at June 30, 2000.....................................        $          53,000
                                                                                                         =====================



                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
                   (amounts in thousands, except percentages)
                                   (unaudited)
                                                                                         For the Three Months Ended
                                                                                                June 30, 2000
                                                                                ----------------------------------------------
                                                                                      Reported               As Adjusted
                                                                                ---------------------    ---------------------
Free Cash Flow:
            EBITDA.........................................................     $         486,159        $         507,036
            Other Non-cash items:
               Closure and post-closure provision..........................                15,943                   15,943
               Allowance for doubtful accounts.............................                 3,044                    3,044
               Gain on sale of assets......................................                (2,388)                  (2,388)

Less:       Cash interest..................................................              (216,489)                (216,489)
            Cash taxes.....................................................               (37,661)                 (29,143)
            Closure, post-closure and environmental expenditures...........               (26,960)                 (26,960)
            Capital expenditures, other than for acquisitions..............               (93,601)                 (93,601)
            Expenditures for acquisition related costs.....................               (33,839)                      --
            Payments for BFI acquisition and severance.....................                (6,404)                      --
            Changes in working capital.....................................                (9,832)                  (9,832)
            Remove change in accrued interest from working capital.........               (10,639)                 (10,639)
            Remove change in accrued taxes from working capital............                 8,127                    8,127
Add:        Net repayment from unconsolidated subsidiaries.................                10,902                       --
                                                                                ---------------------    ---------------------
               Free cash flow before market development....................     $          86,362        $         145,098
                                                                                =====================    =====================

                                                                                                            From March 31
                                                                                                               through
                                                                                                            June 30, 2000
                                                                                                         ---------------------
Rollforward of Debt Balance:
            Debt balance at March 31, 2000..........................................................     $      10,148,568
            Free cash flow..........................................................................               (86,362)
            Market development, divestitures and swaps, net.........................................              (157,661)
            Increase in cash........................................................................                75,424
            Accretion and other adjustments.........................................................                (7,690)
                                                                                                         ---------------------
            Debt balance at June 30, 2000...........................................................     $       9,972,279
                                                                                                         =====================

                                                                                                           At June 30, 2000
                                                                                                         ---------------------
Capital Structure:
            Long-term debt (including current portion)..............................................     $       9,972,279
            Equity (including Series A Senior convertible preferred stock)..........................             1,706,745
                                                                                                         ---------------------
            Debt to total capitalization............................................................                  85.4%
                                                                                                         =====================

Days Sales Outstanding:                                                                                            53 days
                                                                                                         =====================

Shares Outstanding:
       Second quarter weighted average common and common equivalent shares:
            Basic...................................................................................               188,688
            Diluted.................................................................................               190,449


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                            ALLIED WASTE INDUSTRIES, INC.


                            By:                 /s/PETER S. HATHAWAY
                                   ---------------------------------------------
                                                  Peter S. Hathaway
                                      Vice President & Chief Accounting Officer



Date:  August 3, 2000